Exhibit 10.6

PROMISSORY NOTE

January 31, 2012

FOR VALUE RECEIVED, the undersigned, Daybreak Oil and Gas, Inc. (the “Debtor”), a corporation incorporated under the laws of the State of Washington with its registered office at 601 W. Main Avenue, Suite 1012, Spokane, Washington 99201-0613, PROMISES TO PAY to or to the order of James F. Westmoreland (the “Holder”), at his office in Friendswood, Texas, or at such other place as may be designated by the Holder in writing, THIRTY FIVE THOUSAND ONE HUNDRED ($35,100.00) DOLLARS with no interest in lawful money of U.S. (the “Principal Amount”) on such date agreed to by the Debtor and the Holder (the “Maturity Date”).

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

This Promissory Note shall be governed by and interpreted and enforced in accordance with the laws of the State of Washington.

IN WITNESS WHEREOF the Debtor has executed this Promissory Note by its duly authorized officer as of the date first written above.

Daybreak Oil and Gas, Inc.

By	/s/ DALE B. LAVIGNE
Name: Dale B. Lavigne Title: Chairman of the Board of Directors of Daybreak Oil and Gas, Inc.